                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2004
                                -----------------
                Date of Report (Date of earliest event reported)

                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

          PENNSYLVANIA                    0-19028               23-2254643
          -------------                   -------               ----------
 (State or other jurisdiction of        (Commission          (I.R.S. Employer
         incorporation)                 File Number)        Identification No.)

                                 232 EAST STREET
                              BLOOMSBURG, PA 17815
                              --------------------
                    (Address of principal executive offices)

                                  570-784-4400
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
                              --------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      ON JANUARY 1, 2003, THE REGISTRANT ENTERED INTO AN EXECUTIVE EMPLOYMENT AGREEMENT WITH LANCE O. DIEHL, PRESIDENT AND CHIEF EXECUTIVE OFFICER. THIS AGREEMENT IS FILED HEREWITH AS EXHIBIT 10.1 AND INCORPORATED HEREIN BY REFERENCE.

      ON JULY 1, 2003, THE REGISTRANT ENTERED INTO AN EXECUTIVE EMPLOYMENT AGREEMENT WITH EDWIN A. WENNER, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER. THIS AGREEMENT IS FILED HEREWITH AS EXHIBIT 10.2 AND INCORPORATED HEREIN BY REFERENCE.

      ON MAY 26, 2003, THE REGISTRANT ENTERED INTO DEFERRED DIRECTOR FEES AGREEMENTS WITH EIGHT DIRECTORS. THE FORM OF THIS AGREEMENT AND EIGHT CONFORMED-EXECUTED SIGNATURE PAGES ARE FILED HEREWITH AS EXHIBIT 10.3 AND INCORPORATED HEREIN BY REFERENCE.

      ON APRIL 1, 2003, THE REGISTRANT ENTERED INTO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENTS WITH LANCE O. DIEHL, PRESIDENT AND CHIEF EXECUTIVE OFFICER; EDWIN A. WENNER, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATIONS OFFICER; AND JACOB S. TRUMP, SENIOR VICE PRESIDENT OF FINANCIAL PLANNING. THESE AGREEMENTS AND THE AMENDMENTS TO THESE AGREEMENTS FOR LANCE O. DIEHL AND EDWIN
A. WENNER, BOTH DATED MAY 2ND, 2003, ARE FILED HEREWITH AS EXHIBITS 10.4, 10.5, AND 10.6, RESPECTIVELY AND INCORPORATED HEREIN BY REFERENCE.

      ON NOVEMBER 24, 2004, THE REGISTRANT'S BOARD OF DIRECTORS APPROVED 2005 FEES FOR PAUL E. REICHART, CHAIRMAN OF THE BOARD, OF $55,000. MR. REICHART WILL BE PROVIDED WITH AN AUTOMOBILE AND THE INSURANCE ON THE AUTOMOBILE, BOTH VALUED AT APPROXIMATELY $14,000.

      ON DECEMBER 9, 2004, REGISTRANT'S BOARD OF DIRECTORS APPROVED 2005 SALARY FOR LANCE O DIEHL, PRESIDENT AND CHIEF EXECUTIVE OFFICER, OF $120,000.

      ON DECEMBER 9, 2004, THE REGISTRANT'S BOARD OF DIRECTORS APPROVED 2005 SALARY FOR EDWIN A. WENNER, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATIONS OFFICER, OF $104,000.

ITEM 9.01  EXHIBITS

Exhibit Number Referred to
Item 601 of Regulation SK          Description of Exhibit
----------------------------       ----------------------
                     10.1          Executive Employment Agreement of Lance O. Diehl

                     10.2          Executive Employment Agreement of Edwin A. Wenner

                     10.3          Form of Deferred Director Fees Agreement and .
                                   Eight Conformed Signature Pages

                     10.4          Supplemental Executive Retirement Plan Agreement
                                   and Amendment for Lance O. Diehl

                     10.5          Supplemental Executive Retirement Plan Agreement
                                   and Amendment for Edwin A. Wenner

                     10.6          Supplemental Executive Retirement Plan Agreement
                                   for Jacob S. Trump

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004                   CCFNB Bancorp, Inc.

                                           By:   /s/ Lance O. Diehl
                                               ---------------------------------
                                           Name:  Lance O. Diehl
                                           Title: President and Chief Executive
                                                  Officer

                                    FORM 8-K
                                INDEX TO EXHIBITS

Item Number   Description                                                                   Page
-----------   -----------                                                                   ----
   10.1       Executive Employment Agreement of Lance O. Diehl..........................     6
   10.2       Executive Employment Agreement of Edwin A. Wenner.........................     22
   10.3       Form of Deferred Director Fees Agreement and Eight Conformed
              Signature Pages...........................................................     34
   10.4       Supplemental Executive Retirement Plan Agreement and Amendment for
              Lance O. Diehl............................................................     42
   10.5       Supplemental Executive Retirement Plan Agreement and Amendment for
              Edwin A. Wenner...........................................................     53
   10.6       Supplemental Executive Retirement Plan Agreement for Jacob S. Trump.......     66